UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - November 14, 2005

HECTOR COMMUNICATIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Minnesota

001-13891

41-1666660

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

211 South Main Street, Hector, Minnesota

55342

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (320) 848-6611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                                 Other Events

On November 14, 2005, Hector Communications Corporation (the “Company”) issued a press release commenting on recent Schedule 13D filings by Phillip Goldstein and Andrew Dakos. A copy of the Company’s press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In addition, on November 14, 2005, the Company sent a letter to Phillip Goldstein responding to statements made in the recent Schedule 13D filings by Phillip Goldstein and Andrew Dakos.  A copy of the Company’s letter is included as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Exhibit Index

The following information is furnished as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 14, 2005.
99.2	Letter dated Number 14, 2005 from Curtis A. Sampson, Chairman & CEO of Hector Communications Corporation to Phillip Goldstein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hector Communications Corporation

Date: November 14, 2005

By

 /s/ Charles A. Braun

Chief Financial Officer